                                                                  Exhibit 99.1.6

           CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT

     CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT (this
"Amendment"), dated as of December 28, 2006, by and among Handy & Harman, a New
York corporation ("Parent"), OMG, Inc., a Delaware corporation formerly known as
Olympic Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an
Oklahoma corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with Parent, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, an "Existing Borrower" and collectively, "Existing Borrowers"), OMG Roofing, Inc., a Delaware corporation
("OMG Roofing" as hereinafter further defined and together with Existing
Borrowers, each individually, a "Borrower" and collectively, "Borrowers"), Handy
& Harman of Canada, Limited, an Ontario corporation ("H&H Canada"), ele
Corporation, a California corporation ("ele"), Alloy Ring Service Inc., a
Delaware corporation ("Alloy"), Daniel Radiator Corporation, a Texas corporation
("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"),
Handy & Harman Automotive Group, Inc., a Delaware corporation ("H&H Auto"),
Handy & Harman International, Ltd., a Delaware corporation ("H&H
International"), Handy & Harman Peru, Inc., a Delaware corporation ("H&H Peru"),
KJ-VMI Realty, Inc., a Delaware corporation ("KVR"), Pal-Rath Realty, Inc., a
Delaware corporation ("Pal-Rath"), Platina Laboratories, Inc., a Delaware
corporation ("Platina"), Sheffield Street Corporation, a Connecticut corporation
("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire
Corporation, a Delaware corporation ("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions, H&H Auto, H&H International, H&H Peru, KVR,
Pal-Rath, Platina, Sheffield and SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Steel Partners II, L.P., successor by assignment from Canpartners Investments IV, LLC, in its capacity as agent pursuant to the
Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders
(collectively, "Lenders"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan
Agreement.

                              W I T N E S S E T H:

     WHEREAS, Agent, Lenders, Existing Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of
Lenders) have made and may make loans and advances and provide other financial accommodations to Existing Borrowers as set forth in the Loan and Security
Agreement, dated March 31, 2004, by and among Agent, Lenders, Existing Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of October 29, 2004, Amendment No. 2 to Loan and Security Agreement,

dated as of May 20, 2005, Amendment No. 3 and Waiver to Loan and Security
Agreement, dated as of December 29, 2005, Consent and Amendment No. 4 to Loan
and Security Agreement, dated as of January 24, 2006, Consent and Amendment No.
5 to Loan and Security Agreement, dated as of March 31, 2006, Amendment No. 6 to
Loan and Security Agreement, dated as of July 18, 2006, Amendment No. 7 to Loan and Security Agreement, dated as of October 30, 2006, Amendment No. 8 and Waiver to Loan and Security Agreement, dated of even date herewith and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the
Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

     WHEREAS, Borrowers have requested that (a) Agent and Lenders: (i) consent to the formation of OMG Roofing and H&H Acquisition Corp. (as hereinafter defined), (ii) consent to the Acquisition by OMG Roofing of the ITW Assets (as
hereinafter defined) from ITW Sellers (as hereinafter defined) pursuant to the
ITW Purchase Documents (as hereinafter defined), (iii) consent to the
Acquisition by H&H Acquisition Corp. of the Capital Stock of OMNI (as
hereinafter defined) from OMNI Sellers (as hereinafter defined) pursuant to the
OMNI Purchase Documents (as hereinafter defined), (iv) consent to guarantee by
OMG of the obligations of OMG Roofing to ITW Sellers under the ITW Purchase
Documents, (v) agree to make OMG Roofing a Borrower under the Loan Agreement and the other Financing Agreements, (vi) consent to the making of the Term B Loan
(as hereinafter defined) by Term B Loan Lender (as hereinafter defined) to
Borrowers and (b) Agent and Lenders make certain amendments to the Loan
Agreement and the other Financing Agreements related to the foregoing;

     WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments and consents;

     NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1.   DEFINITIONS.

          (a) ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

               (i) "Amendment No. 9" shall mean this Consent and Amendment No. 9 to Loan and Security Agreement by and among Borrowers, Guarantors, Agent and the
Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (ii) "Amendment No. 9 Effective Date" shall mean the first date on which all of the conditions precedent to the effectiveness of this Amendment shall have been satisfied or shall have been waived by Agent.

               (iii) "H&H Acquisition Corp." shall mean the Subsidiary of a
Borrower to be formed by such Borrower for purposes of acquiring the Capital
Stock of OMNI, and its successors and assigns.

               (iv) "ITW Aquisition" shall mean the Acquisition by OMG Roofing of the ITW Assets pursuant to the ITW Purchase Documents.

               (v) "ITW Assets" shall mean the assets acquired by OMG Roofing from ITW described in Section 1 of the ITW Purchase Agreement (as in effect on the Amendment No. 9 Effective Date).

               (vi) "ITW Sellers" shall mean, collectively, Illinois Tool Works
Inc., a Delaware corporation, and ITW Canada, a limited partnership governed by the laws of Ontario, and their respective successors and assigns.

               (vii) "ITW Purchase Agreement" shall mean the Asset Purchase
Agreement, dated on or about the Amendment No. 9 Effective Date, among ITW
Sellers, as sellers, OMG Roofing, as buyer, and OMG, as guarantor, as the same now exists or may hereafter be amended, modified or supplemented.

               (viii) "ITW Purchase Documents" shall mean, collectively, (a) the
ITW Purchase Agreement, together with all of the schedules and exhibits thereto,
(b) the Transition Services Agreement, dated on or about the Amendment No. 9
Effective Date, among ITW Sellers and OMG Roofing, (c) the Assignment and
Assumption Agreement, dated on or about the Amendment No. 9 Effective Date, among ITW Sellers and OMG Roofing, (d) the Assignment and Assumption Agreement,
dated on or about the Amendment No. 9 Effective Date, among ITW Sellers, OMG
Roofing and the landlord of the Real Property leased by OMG Roofing located at
1500 West Bryn Mawr Road, Itasca, Illinois, and (e) the other agreements, documents and instruments executed and/or delivered in connection with the ITW
Purchase Agreement, as the same now exist or may hereafter be amended, modified or supplemented.

               (ix) "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

               (x) "OMNI Aquisition" shall mean the Acquisition to be made by
H&H Acquisition Corp. of all of the Capital Stock of OMNI pursuant to the OMNI Purchase Documents.

               (xi) "OMG Roofing" shall mean OMG Roofing, Inc., a Delaware corporation, and its successors and assigns.

               (xii) "OMNI" shall mean OMNI Technologies Corp., a New Hampshire corporation, and its successors and assigns.

               (xiii) "OMNI Sellers" shall mean the owners of the Capital Stock of OMNI prior to the consummation of the OMNI Acquisition, and their respective successors and assigns.

               (xiv) "OMNI Purchase Agreement" shall mean the Stock Purchase
Agreement to be entered into among OMNI, OMNI Sellers and H&H Acquisition Corp., as the same now exists or may hereafter be amended, modified or supplemented.

               (xv) "OMNI Purchase Documents" shall mean, collectively, (a) the
OMNI Purchase Agreement, together with all of the schedules and exhibits thereto, and (b) the other agreements, documents and instruments executed and/or delivered in connection with the OMNI Purchase Agreement, as the same now exist or may hereafter be amended, modified or supplemented.

               (xvi) "Term B Loan" shall mean the term loan made by or on behalf of Term B Loan Lender to Borrowers on the Amendment No. 9 Effective Date as
provided for in Section 2.3C of the Working Capital Loan Agreement.

               (xvii) "Term B Loan Lender" shall mean Ableco Finance LLC, a
Delaware limited liability company, together with its successors and assigns.

               (xviii) "Tranche B Subordination Agreement" shall mean the
Tranche B Subordination Agreement, dated on or about the Amendment No. 9
Effective Date, by and between Agent and Working Capital Agent, as acknowledged and agreed by Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (b)  AMENDMENTS TO DEFINITIONS.

               (i) BORROWERS. Each reference to the term "Borrower" or
"Borrowers" in the Loan Agreement or any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, OMG Roofing.

               (ii) COLLATERAL. All references to the term "Collateral" in the
Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the assets and properties of OMG Roofing at any time subject to the security interest or lien of Agent, including the assets and properties described in
Section 6 hereof.

               (iii) FINANCING AGREEMENTS. The term "Financing Agreements" as used in the Loan Agreement and in the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 9 as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (iv) INFORMATION CERTIFICATE. All references to the term
"Information Certificate" in the Loan Agreement or any of the other Financing
Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Information Certificate of OMG Roofing delivered in connection with this Amendment.

     2.   CONSENT TO FORMATION OF OMNI ROOFING AND H&H ACQUISITION CORP.
Notwithstanding anything to the contrary contained in Section 9.10 of the Loan
Agreement, and subject to the terms and conditions contained herein, Agent and
Required Lenders hereby consent to the formation of each of OMG Roofing and H&H
Acquisition Corp.; PROVIDED, THAT, each of the following conditions is satisfied:

          (a)  each of OMG Roofing and H&H Acquisition Corp. shall be engaged in the same line of general line of business as the Borrowers;

          (b)  each of OMG Roofing and H&H Acquisition Corp. shall be a direct wholly-owned Subsidiary of a Borrower;

          (c)  Agent shall have received, in form and substance satisfactory to
     Agent, (i) true, correct and complete copies of all agreements, documents and instruments relating to the formation of OMG Roofing and H&H
     Acquisition Corp. (including, without limitation, certified copies of the
     Certificates of Incorporation of each of OMG Roofing and H&H Acquisition
     Corp.), and all amendments thereto, and (ii) such other information with respect thereto as Agent may request;

          (d)  as of the date of such formation and after giving effect thereto, no Default of Event of Default shall exist or shall have occurred and be continuing.

     3.   CONSENT TO ACQUISITION OF ITW ASSETS. Notwithstanding anything to the contrary contained in Section 9.9 or 9.10 of the Loan Agreement, and subject to the terms and conditions contained herein, Agent and Required Lenders hereby consent to the acquisition by OMG Roofing of the ITW Assets and the guarantee by
OMG of the obligations of OMG Roofing to ITW Sellers under the ITW Purchase
Agreement, in each case on the terms and conditions set forth in the ITW
Purchase Documents (as in effect on the Amendment No. 9 Effective Date), provided, THAT, each of the following conditions is satisfied:

          (a) Agent shall have received, in form and substance satisfactory to
     Agent, (i) true, correct and complete copies of the ITW Purchase
     Agreements, duly authorized, executed and delivered by the parties thereto, and such other information and documents that Agent may request, (ii) pro forma financial statements of Parent and its Subsidiaries after the consummation of the ITW Acquisition, and (iii) a certificate of the chief financial officer of Parent, demonstrating on a pro forma basis compliance with all covenants set forth in Section 9.17 of the Loan Agreement as if the consummation of the ITW Acquisition occurred on the first day of the most recently ended test period for each of the covenants set forth in
     Section 9.17 of the Loan Agreement for which financial statements have been delivered in accordance with Section 9.6 of the Loan Agreement, which shall be in form and substance satisfactory to Agent;

          (b) the maximum aggregate amount of cash consideration paid by the
     Borrowers for the ITW Acquisition shall not exceed $25,000,000;

          (c) the cash consideration paid by OMG Roofing for the ITW Acquisition shall be deemed to be a Capital Expenditure for purposes of the Loan
     Agreement; and

          (d) no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to the ITW
     Acquisition.

     4.   CONSENT TO ACQUISITION OF CAPITAL STOCK OF OMNI. Notwithstanding
anything to the contrary contained in Section 9.10 of the Loan Agreement, and subject to the terms and conditions contained herein, Agent and Required Lenders hereby consent to the acquisition by H&H Acquisition Corp. of the Capital Stock of OMNI on the terms and conditions set forth in the OMNI Purchase Documents,
PROVIDED, THAT, each of the following conditions is satisfied:

          (a) Agent shall have received, in form and substance satisfactory to
     Agent, (i) true, correct and complete copies of the OMNI Purchase
     Agreements, duly authorized, executed and delivered by the parties thereto, and such other information and documents that Agent may request, (ii) pro forma financial statements of Parent and its Subsidiaries after the consummation of the OMNI Acquisition, and (iii) a certificate of the chief financial officer of Parent, demonstrating on a pro forma basis compliance with all covenants set forth in Section 9.17 of the Loan Agreement as if the consummation of the OMNI Acquisition occurred on the first day of the most recently ended test period for each of the covenants set forth in
     Section 9.17 of the Loan Agreement for which financial statements have been delivered in accordance with Section 9.6 of the Loan Agreement, which shall be in form and substance satisfactory to Agent;

          (b) the OMNI Purchase Agreements shall provide that all of the Capital
     Stock of OMNI shall be sold free and clear of any and all Liens, except for
     Liens permitted under Section 9.8 of the Loan Agreement (and if any such property is subject to any Lien not permitted by this clause (b), then concurrently with the OMNI Acquisition such Lien shall be released);

          (c) the maximum aggregate amount of cash consideration paid by the
     Borrowers for the OMNI Acquisition shall not exceed $3,000,000;

          (d) the cash consideration paid by H&H Acquisition Corp. for the OMNI
     Acquisition shall be deemed to be a Capital Expenditure for purposes of the
     Loan Agreement; and

          (e) each of H&H Acquisition Corp. and OMNI shall execute and deliver to Agent, in form and substance satisfactory to Agent, promptly and in any event within three (3) days after its formation (in the case of H&H
     Acquisition Corp.) or the closing of the OMNI Acquisition (in the case of
     OMNI) the agreements, instruments and other documents required by Agent pursuant to Section 9.20 of the Loan Agreement, including without limitation

               (i)   a guaranty guaranteeing the Obligations,

               (ii) a security agreement to grant Agent a valid and perfected
Lien on the assets and properties of H&H Acquisition Corp. and OMNI,

               (iii) a Pledge and Security Agreement granting to Agent a pledge of and lien on all of the issued and outstanding shares of Capital Stock of H&H
Acquisition Corp., duly authorized, executed and delivered by the owner of the
Capital Stock of H&H Acquisition Corp., together with evidence of the delivery to Working Capital Agent of the original stock certificates evidencing all of the issued and outstanding shares of Capital Stock of H&H Acquisition Corp. and undated stock powers with respect thereto duly executed in blank,

               (iv) a Pledge and Security Agreement granting to Agent a pledge of and lien on all of the issued and outstanding shares of Capital Stock of
OMNI, duly authorized, executed and delivered by H&H Acquisition Corp., together with evidence of the delivery to Working Capital Agent of the original stock certificates evidencing all of the issued and outstanding shares of Capital
Stock of OMNI and undated stock powers with respect thereto duly executed in blank;

               (v) if applicable, Mortgages creating on the Real Property of H&H
Acquisition Corp. and OMNI a perfected, first priority lien on such Real
Property, a title insurance policy covering such Real Property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance reasonably satisfactory to Agent, together with such other agreements, instruments and documents as the Agent may reasonably require,

               (vi) an Information Certificate duly authorized, executed and delivered by H&H Acquisition Corp. and OMNI in favor of Agent and Lenders,

               (vii) a Secretary's Certificate with respect to, among other things, the resolutions of its Board of Directors evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by such Borrower and Guarantor of the Loan Agreement and the other Financing
Agreements, and

               (viii) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the priority of or otherwise protect any lien purported to be covered by any such security agreement, pledge agreement or
Mortgage or otherwise to effect the intent that H&H Acquisition Corp. and OMNI shall become bound by all of the terms, covenants and agreements contained in the Loan Agreement and the other Financing Agreements and that all property and assets of H&H Acquisition Corp. and OMNI shall become Collateral for the
Obligations;

          (f) Borrowers shall promptly deliver to Agent, in form and substance satisfactory to Agent, updated certificates of liability insurance, evidence of property insurance and lender's loss payable endorsements required under the Loan Agreement and the other Financing Agreements for
     Parent and its Subsidiaries to include H&H Acquisition Corp. and OMNI as
     Subsidiaries of Parent; and

          (g) no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to the OMNI
     Acquisition;

     5.   CONSENT TO TERM B LOAN. Notwithstanding anything to the contrary contained in Section 9.9 of the Loan Agreement, and subject to the terms and conditions contained herein, Agent and Required Lenders hereby consent to the incurrence of the Term B Loan by the Borrowers on the terms and conditions set forth in the Working Capital Loan Agreement; PROVIDED, THAT, each of the following conditions is satisfied:

          (a) Agent shall have received, in form and substance satisfactory to
     Agent, a copy of the Amendment No. 12 and Consent to the Working Capital
     Loan Agreement, together with any exhibits and schedules thereto (the
     "Working Capital Amendment"), duly authorized, executed and delivered by each of the parties thereto, which Working Capital Amendment shall be in full force and effect;

          (b) Agent shall have received, in form and substance satisfactory to
     Agent, the Intercreditor Agreement, duly authorized, executed and delivered by Working Capital Loan Agent and the PBGC and acknowledged by Borrowers and Guarantors, which Intercreditor Agreement shall be in full force and effect.

     6.   GRANT OF SECURITY INTEREST. Without limiting the provisions of Section
5 of the Loan Agreement, to secure payment and performance of all Obligations,
OMG Roofing hereby grants to Agent, for itself and the benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the benefit of Lenders, as security, all of its personal and real property and fixtures, and interests in property and fixtures, whether now owned or hereafter acquired or existing, and wherever located, including:

          (a) all Accounts;

          (b) all general intangibles, including, without limitation, all
     Intellectual Property;

          (c) all goods, including, without limitation, Inventory and Equipment;

          (d) all Real Property and fixtures;

          (e) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

          (f) all instruments, including, without limitation, all promissory notes;

          (g) all documents;

          (h) all deposit accounts;

          (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

          (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii)
     rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party,
     (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other
     Collateral, including returned, repossessed and reclaimed goods, and (iv)
     deposits by and property of account debtors or other persons securing the obligations of account debtors;

          (k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of any Borrower or Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its
     Affiliates or at any other depository or other institution from or for the account of any Borrower or Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

          (l) all commercial tort claims;

          (m) to the extent not otherwise described above, all Receivables;

          (n) all Records; and

          (o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

     7.   ASSUMPTION OF OBLIGATIONS; AMENDMENTS TO GUARANTEES AND FINANCING
AGREEMENTS.

          (a) OMG Roofing hereby expressly (i) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to Existing Borrowers and as applied to OMG Roofing, with the same force and effect as if OMG Roofing had originally executed and been an original Borrower signatory to the Loan
     Agreement and the other Financing Agreements, (ii) is deemed to make as to itself and Existing Borrowers, and is, in all respects, bound by all representations and warranties made by Existing Borrowers to Agent and
     Lenders set forth in the Loan Agreement or in any of the other Financing
     Agreements, (iii) agrees that Agent, for itself and the benefit of Lenders, shall have all rights, remedies and interests, including security interests in and liens upon the Collateral granted to Agent pursuant to Section 6 hereof, under and pursuant to the Loan Agreement and the other Financing
     Agreements, with respect to OMG Roofing and its properties and assets with the same force and effect as Agent, for itself and the benefit of Lenders, has with respect to Existing Borrowers and their respective assets and properties, as if OMG Roofing had originally executed and had been an original Borrower signatory, as the case may be, to the Loan Agreement and the other Financing Agreements, and (iv) assumes and agrees to be directly liable to Agent and Lenders for all Obligations under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing

     Agreements to the same extent as if OMG Roofing had originally executed and had been an original Borrower signatory, as the case may be, to the Loan
     Agreement and the other Financing Agreements.

          (b) Each Existing Borrower, in its capacity as a guarantor of the payment and performance of the Obligations of the other Existing Borrowers, and each Guarantor hereby agrees that the Guarantees, each dated March 31,
     2004, by Existing Borrowers and Guarantors in favor of Agent (the "Existing
     Guarantees") are hereby amended to include OMG Roofing as an additional guarantor party signatory thereto, and OMG Roofing hereby agrees that the
     Existing Guarantees are hereby amended to include OMG Roofing as an additional guarantor party signatory thereto. OMG Roofing hereby expressly
     (i) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with Existing Borrowers and Guarantors signatories thereto, for payment and performance of all Obligations (as defined in each Existing
     Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Existing Guarantees with the same force and effect as if OMG Roofing had originally executed and been an original party signatory to the Existing Guarantees as a Guarantor, and (iii) agrees that
     Agent and Lenders shall have all rights, remedies and interests with respect to OMG Roofing and its property under the Existing Guarantees with the same force and effect as if OMG Roofing had originally executed and been an original party signatory as a Guarantor to the Existing Guarantees.

     8.   AUTHORIZATION TO FILE FINANCING STATEMENTS. OMG Roofing hereby irrevocably and unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements indicating as the collateral all now existing or hereafter arising or acquired property and assets of OMG Roofing (or such lesser property and assets as Agent may determine and describing any thereof in such detail and specificity as Agent may determine)
naming Agent, as secured party, and OMG Roofing, as debtor, and including any other information with respect to OMG Roofing required under the UCC and PPSA for the sufficiency of such financing statements or for such financing statements to be accepted by any filing office of such jurisdiction as Agent determines may be applicable, together with any amendments or continuations with respect thereto. OMG Roofing also ratifies and approves its authorization for
Agent to file any such financing statements which may have been filed by Agent prior to the Amendment No. 9 Effective Date. In the event that the description of the collateral in any such financing statement includes assets that do not constitute Collateral, the filing of such financing statement shall nonetheless be deemed authorized by OMG Roofing to the extent of the collateral included in such description and it shall not render such financing statement ineffective as to any of the Collateral. Agent is also irrevocably and unconditionally authorized to adopt on behalf of OMG Roofing any symbol required for authenticating any electronic filing. Nothing contained in this Section should be construed to in any manner limit any other authorization by OMG Roofing of the filing of financing statements by or on Agent's behalf or for Agent's benefit.

     9.   INTENTIONALLY LEFT BLANK.

     10.  CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

                                       10

          (a) Agent shall have received this Amendment No. 9, duly authorized, executed and delivered by Borrowers, Guarantors and all Lenders;

          (b) Agent shall have received, in form and substance satisfactory to
     Agent, the Intercreditor Agreement, duly authorized, executed and delivered by Working Capital Agent and the PBGC and acknowledged by Borrowers and
     Guarantors, which Intercreditor Agreement shall be in full force and effect;

          (c) Agent shall have received, in form and substance satisfactory to
     Agent, the Subordination Agreement, duly authorized, executed and delivered by the Working Capital Agent and acknowledged by Borrowers and Guarantors, which Subordination Agreement shall be in full force and effect;

          (d) Agent shall have received, in form and substance satisfactory to
     Agent, the Working Capital Amendment, together with all schedules and exhibits thereto, duly authorized, executed and delivered by each of the parties thereto, which Working Capital Amendment shall be in full force and effect;

          (e) Agent shall have received, in form and substance satisfactory to
     Agent, a Guarantee of the Obligations of OMG Roofing to Agent and Lenders,
     duly authorized, executed and delivered by each Borrower (other than OMG
     Roofing) and each Guarantor;

          (f) Agent shall have received, in form and substance satisfactory to
     Agent, a Pledge and Security Agreement granting to Agent a pledge of and lien on all of the issued and outstanding shares of Capital Stock of OMG
     Roofing, duly authorized, executed and delivered by OMG, together with evidence of the delivery to the Working Capital Agent of the original stock certificates evidencing all of the issued and outstanding shares of Capital
     Stock of OMG Roofing and undated stock powers with respect thereto duly executed in blank

          (g) Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, updated certificates of liability insurance, evidence of property insurance and lender's loss payable endorsements required under the Loan Agreement and the other Financing Agreements for
     Parent and its Subsidiaries to include OMG Roofing as a Subsidiary of
     Parent;

          (h) Agent shall have received, in form and substance satisfactory to
     Agent, a Trademark Collateral Assignment and Security Agreement, duly authorized, executed and delivered by OMG Roofing granting to Agent a first pledge of and lien on all of the trademarks and related Collateral of OMG
     Roofing;

          (i) Agent shall have received, in form and substance satisfactory to
     Agent, a Patent Collateral Assignment and Security Agreement, duly authorized,
      executed and delivered by OMG Roofing granting to Agent a first pledge of and lien on all of the patents and related Collateral of OMG Roofing;

          (j) Agent shall have received, in form and substance satisfactory to
     Agent, such other Financing Agreements to be governed by the laws of the
     Province of Ontario in order to perfect the security interest of Agent in

                                       11

     the Collateral of OMG Roofing located in such Province, in each case duly authorized, executed and delivered by OMG Roofing in favor of Agent and
     Lenders;

          (k) Either (A) the ITW Purchase Agreement shall permit the collateral assignment by OMG Roofing to Agent of the rights of OMG Roofing under the
     ITW Purchase Documents or (B) Agent shall have received, in form and substance satisfactory to Agent, an acknowledgment by ITW Sellers in favor of Agent with respect to the collateral assignment by OMG Roofing to Agent of the rights of OMG Roofing under the ITW Purchase Documents, duly authorized, executed and delivered by ITW Sellers;

          (l) [Intentionally deleted.];

          (m) Agent shall have received original good standing certificates and certificates of authority to do business (or their equivalent) from the
     Secretary of State (or comparable official) of the State of Delaware and each jurisdiction in which OMG Roofing conducts business;

          (n) Agent shall have received and reviewed UCC, Federal and State tax lien and judgment searches against OMG Roofing in its jurisdiction of incorporation, the jurisdiction in which its chief executive office is located and all jurisdictions in which its assets are located, which search results shall be in form and substance reasonably satisfactory to Agent;

          (o) Agent shall have received for OMG Roofing (i) a copy of its
     Certificate of Incorporation (and all amendments thereto), certified by the
     Secretary of State of the State of Delaware as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its Bylaws, certified by its Secretary or
     Assistant Secretary, and (iii) a certificate from its Secretary dated on or about the Amendment No. 9 Effective Date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

          (p) Agent shall have received, in form and substance satisfactory to
     Agent, an Information Certificate duly authorized, executed and delivered by OMG Roofing in favor of Agent and Lenders;

          (q) Agent shall have received, in form and substance satisfactory to
     Agent, a Secretary's Certificate from OMG Roofing with respect to, among other things, the resolutions of the Board of Directors of such Borrower and Guarantor evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by such Borrower and
     Guarantor of this Amendment and the other Amendment Documents;

          (r) no material adverse change shall have occurred in the assets, business or financial condition (financial or otherwise) of Borrowers since
     November 30, 2006 and no change or event shall have occurred which would impair the ability of any Borrower or Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a

                                       12

     party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;

          (s) Agent shall have received, in form and substance satisfactory to
     Agent, a true and correct copy of any consent, waiver or approval to or of this Amendment No. 9 or any other Amendment Documents which any Borrower or
     Guarantor is required to obtain from any other Person; and

          (t) no Default or Event of Default shall exist or have occurred and be continuing.

     11.  REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Guarantor
hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment), the truth and accuracy of which representations and warranties are a continuing condition of the Loans to
Borrowers:

               (a) each Borrower and Guarantor is a corporation duly organized and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states, provinces or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect;

               (b) this Amendment, each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith
     (collectively, together with this Amendment, the "Amendment Documents"), and each of the ITW Purchase Documents have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the Amendment
     No. 9 Effective Date, and the agreements and obligations of each of the
     Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles;

               (c) the execution, delivery and performance of this Amendment and the other Amendment Documents, (a) are all within each Borrower's and
     Guarantor's corporate powers and (b) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the
     Working Capital Loan Agreement) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;

               (d) neither the execution and delivery of this Amendment, the other Amendment Documents, the OMNI Purchase Documents or the ITW Purchase
     Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions hereof or thereof (i) has resulted in or shall result in the creation or imposition of any Lien upon

                                       13

     any of the Collateral, except in favor of Agent, or as expressly permitted by Section 9.8 of the Loan Agreement, (ii) has resulted in or shall result in the incurrence, creation or assumption of any Indebtedness of any
     Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement; (iii) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental
     Authority in any respect; (iv) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound (including without limitation the Working Capital Loan Agreement), and (v) violates or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

               (e) No action of, or filing with, or consent of any Governmental
     Authority (other than the filing of UCC and PPSA financing statements with respect to OMG Roofing), and no approval or consent of any other third party that has not been obtained, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment, the other Amendment Documents, the OMNI Purchase Documents and the ITW Purchase Documents;

               (f) all of the representations and warranties set forth in the
     Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the Amendment
     No. 9 Effective Date as if made on the Amendment No. 9 Effective Date, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

               (g) OMG Roofing has acquired all of the ITW Assets in accordance with the ITW Purchase Documents, and H&H Acquisition Corp. has acquired all the Capital Stock of OMNI, free and clear of all Liens;

               (h) all actions and proceedings required by the OMNI Purchase
     Documents, the ITW Purchase Documents, or applicable law or regulation in connection therewith have been duly and validly taken and consummated;

               (i) all of the shares of Capital Stock of OMG Roofing (i) are noted in its books and records, and (ii) have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind;

               (j) as of the Amendment No. 9 Effective Date, OMG Roofing is a
     corporation, duly formed and validly existing in good standing under the laws of the State of Delaware; (ii) is duly licensed or qualified to do business as a foreign limited liability company, and is in good standing in each jurisdiction wherein the character of the properties owned or licensed or the nature of its business makes such licensing or qualification to do business necessary except for those jurisdictions where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect;
     and (iii) has all requisite power and authority to own, lease and operate

                                       14

     its properties and to carry on its business as it is now being conducted and as presently contemplated will be conducted in the future;

               (k) after giving effect to the ITW Acquisition, the assets and properties of OMG Roofing are owned by it, free and clear of all Liens of any kind, nature or description, except those security interests granted pursuant hereto in favor of Agent, and except for liens and security interests (if any) permitted under the Loan Agreement or the other
     Financing Agreements;

               (l) after giving effect to the OMNI Acquisition, the assets and properties of each of H&H Acquisition Corp. and OMNI are owned by it, free and clear of all Liens of any kind, nature or description, except those security interests granted pursuant hereto in favor of Agent, and except for liens and security interests (if any) permitted under the Loan
     Agreement or the other Financing Agreements;

               (m) that immediately after giving effect to the transactions contemplated to occur under this Amendment, the OMNI Purchase Documents and the ITW Purchase Documents, on the Amendment No. 9 Effective Date, each
     Borrower and H&H Canada (on a stand-alone basis) is Solvent;

               (n) Borrowers and Guarantors shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent's security interest in the Collateral (including the Collateral of OMG Roofing);

               (o) no court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits the consummation of the transactions contemplated by the ITW Purchase Documents or the OMNI
     Purchase Documents and no governmental or other action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions contemplated by the ITW Purchase Documents or the OMNI Purchase Documents,
     nor compliance with the provisions thereof;

               (p) the Working Capital Amendment has been executed and delivered by all parties thereto and is in full force and effect; and

               (q) other than the Existing Defaults, after giving effect to the transactions contemplated by this Amendment, the other Amendment Documents, the OMNI Purchase Documents and the ITW Purchase Documents, no Default or
     Event of Default exists or has occurred and is continuing.

     12.  EFFECT OF THIS AGREEMENT. Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Financing
Agreements are intended or implied, and in all other respects the Financing
Agreements are hereby specifically ratified, restated and confirmed by all

                                       15

parties hereto as of the Amendment No. 9 Effective Date. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this
Amendment shall control.

     13.  FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes hereof.

     14.  GOVERNING LAW. The validity, interpretation and enforcement of this
Amendment and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     15.  BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     16.  HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     17.  COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be executed on the day and year first above written.

                                  AGENT

                                  STEEL PARTNERS II, L.P., as Lender and Agent

                                  By: STEEL PARTNERS, L.L.C., as general partner

                                  By: /s/ Warren Lichtenstein
                                     -------------------------------------------
                                  Title: Authorized Limited Partner

                                  BORROWERS

                                  HANDY & HARMAN

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Chief Financial
                                         Officer

                                  OMG, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  CONTINENTAL INDUSTRIES, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  MARYLAND SPECIALTY WIRE, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President, Chief Fianacial
                                         Officer and Secretary

                                  HANDY & HARMAN TUBE COMPANY, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  CAMDEL METALS CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  CANFIELD METAL COATING CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  MICRO-TUBE FABRICATORS, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  INDIANA TUBE CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  LUCAS-MILHAUPT, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  SUMCO INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  OMG ROOFING, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  GUARANTORS

                                  HANDY & HARMAN OF CANADA, LIMITED

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  ELE CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  ALLOY RING SERVICE INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  DANIEL RADIATOR CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President, Treasurer and
                                         Controller

                                  H&H PRODUCTIONS, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  HANDY & HARMAN AUTOMOTIVE GROUP, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  HANDY & HARMAN INTERNATIONAL, LTD.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  HANDY & HARMAN PERU, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  KJ-VMI REALTY, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  PAL-RATH REALTY, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  PLATINA LABORATORIES, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  SHEFFIELD STREET CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  SWM, INC.

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer

                                  WILLING B WIRE CORPORATION

                                  By: /s/ Robert K. Hynes
                                     -------------------------------------------
                                  Title: Vice President and Treasurer